Hotchkis & Wiley Mid-Cap Value Fund

A series of Hotchkis & Wiley Funds

Supplement dated February 1, 2016
to the
Prospectus dated August 28, 2015

The following supersedes and replaces any contrary information regarding the Hotchkis & Wiley Mid-Cap Value Fund (the “Fund”), a series of Hotchkis & Wiley Funds, in the Prospectus, including under the caption “Small Cap Value Fund and Mid-Cap Value Fund – Limited Availability”:

Effective immediately, the Fund will re-open to new investors.  All references to the Fund being closed to new investors are hereby deleted from the Prospectus.

The Fund will remain open until further notice.

For additional details, please call the Fund at 1-866-HW-FUNDS (1-866-493-8637).

Please retain this supplement with your Prospectus